Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE

OFFICER UNDER SECTION 906 OF THE

SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the accompanying report on Form 10-K for the period ending June 30, 2015 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Colin Watt, Chief Executive Officer of Lynden Energy, Corp. (the “Company”) hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2015	/s/ Colin Watt
Colin Watt
Chief Executive Officer and President, Corporate Secretary and Director